UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington,  D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )
Filed by the Registrant   ☑                            Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to 240.14a-12

iRobot Corporation
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount previously paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 4, 2016
 iROBOT CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or other jurisdiction of incorporation or organization)
001-36414		77-0259 335
(Commission File Number)		(I.R.S. Employer Identification No.)

8 Crosby Drive, Bedford, MA		01730
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (781) 430-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 4, 2016, iRobot Corporation announced the closing of the previously announced sale of its Defense & Security business to Arlington Capital Partners. A copy of the press release announcing the closing of the sale is attached hereto as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits:

99.1        Press Release issued by the registrant on April 4, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iRobot Corporation

April 4, 2016	By: /s/ Glen D. Weinstein
Name: Glen D. Weinstein
Title: Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by the registrant on April 4, 2016.

EX-99.1

Investor Contacts:	Media Contacts:
Elise Caffrey	Charlie Vaida
Investor Relations	Media Relations
iRobot Corp.	iRobot Corp.
(781) 430-3003	(781) 430-3182
ecaffrey@irobot.com	cvaida@irobot.com

iRobot Announces Closing of Defense & Security Business Sale to Arlington Capital Partners

Endeavor Robotics, established by Arlington Capital Partners, to focus on the defense, public safety and industrial markets

BEDFORD, Mass., April 4, 2016 - iRobot Corp. (NASDAQ: IRBT), a leader in delivering robotic technology-based solutions, today announced that it has closed the previously announced sale of its Defense & Security business to Arlington Capital Partners for up to $45 million in total consideration, including a contingent payment based on achieving certain milestones. Proceeds from the sale will be used for iRobot’s previously announced $85 million Accelerated Share Repurchase.

As announced on February 4, the transaction enables iRobot to solidify its position as the leader in diversified Home Robots and focus on technologies for the connected home. A private, standalone company, Endeavor Robotics has been established by Arlington Capital Partners to focus on the defense, public safety and industrial markets.

“The closing of the Defense & Security business sale marks a new beginning for iRobot as we put our full focus on the home,” said Colin Angle, chairman and CEO of iRobot. “Successful new product introductions including Braava jet and Roomba 980 point to significant growth opportunities in the consumer robotics market. We look forward to capitalizing on our home-focused strategy through new consumer products and technologies for the connected home, continued expansion in key international markets including China, and increased investment in global marketing campaigns.”

About iRobot Corp.

iRobot designs and builds robots that empower people to do more. The company's home robots help people find smarter ways to clean and accomplish more in their daily lives. Its remote presence robots enable virtual presence from anywhere in the world. iRobot’s portfolio of solutions feature proprietary technologies for the connected home and advanced concepts in navigation, mobility, manipulation and artificial intelligence. For more information about iRobot, please visit www.irobot.com.

For iRobot Investors

Certain statements made in this press release that are not based on historical information are forward-looking statements which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. This press release contains express or implied forward-looking statements relating to, among other things, the compensation for the divestiture of the Company’s Defense & Security business unit and iRobot Corporation’s expectations concerning management's plans, objectives and strategies. These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. iRobot Corporation undertakes no obligation to update or revise the information contained in this press release, whether as a result of new information, future events or circumstances or otherwise. For additional disclosure regarding these and other risks faced by iRobot Corporation, see the disclosure contained in our public filings with the Securities and Exchange Commission including, without limitation, our most recent Annual Report on Form 10-K.

Important Stockholder Information

iRobot Corporation (“iRobot” or the “Company”) filed with the SEC and mailed to its stockholders a proxy statement and a white proxy card in connection with the Company’s 2016 Annual Meeting. The proxy statement contains important information about the Company, the 2016 Annual Meeting and related matters.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT SOLICITATION MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION.

The proxy statement and other relevant solicitation materials (when they become available), and any and all documents filed by the Company with the SEC, may be obtained by investors and security holders free of charge at the SEC’s web site at www.sec.gov.  In addition, the Company’s filings with the SEC, including the proxy statement and other relevant solicitation materials (when they become available), may be obtained, without charge, from the Company by directing a request to the Company at 8 Crosby Drive, Bedford, MA 01730, Attention: Investor Relations. Such materials are also available at www.irobot.com.

Certain Information Concerning Participants

The Company and its directors and officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the 2016 Annual Meeting. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the definitive proxy statement for the Company’s 2016 Annual Meeting, which was filed with the SEC.  Stockholders may obtain additional information regarding the interests of the Company and its directors and executive officers by reading the proxy statement and other relevant solicitation materials (when they become available).